B A R O N

F U N D S®

Baron WealthBuilder Fund

Supplement dated October 9, 2020

to Summary Prospectus dated April 30, 2020

Effective Tuesday, December 8, 2020, the Summary Prospectus of Baron WealthBuilder Fund (the “Fund”) is modified as follows:

On page 8 of the Summary Prospectus, the following paragraph under “Management,” which reads as follows: “Portfolio Manager. Ronald Baron has been the portfolio manager of the Fund since its inception on December 29, 2017. Mr. Baron founded the Adviser in 1987.” is deleted in its entirety and replaced with the following: “Portfolio Manager. Ronald Baron has been the Lead Portfolio Manager of the Fund since its inception on December 29, 2017. Michael Baron has been the co-manager of the Fund since December 8, 2020. Mr. Ronald Baron founded the Adviser in 1987. Mr. Michael Baron joined the Adviser as a research analyst in September of 2004.”

This information supplements the Summary Prospectus dated April 30, 2020. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.